Description of Business	6 Months Ended
Jun. 30, 2026
Accounting Policies [Abstract]
Description of Business

NOTE 1 – DESCRIPTION OF BUSINESS

Navios Maritime Partners L.P. (“Navios Partners” or the “Company”), is an international owner and operator of dry cargo and tanker vessels, formed on August 7, 2007 under the laws of the Republic of the Marshall Islands.

Navios Partners is engaged in the seaborne transportation services of a wide range of liquid and dry cargo commodities including crude oil, refined petroleum products, iron ore, coal, grain, fertilizer and containers, chartering its vessels under short-term, medium-term and longer-term charters. The operations of Navios Partners are managed by Navios Shipmanagement Inc. and its affiliates (the “Manager”), which are entities affiliated with the Company’s Chairwoman and Chief Executive Officer (see Note 12 – Transactions with related parties and affiliates).

As of June 30, 2026, there were outstanding 28,364,048 common units and 622,296 general partnership units. Angeliki Frangou, our Chief Executive Officer and Chairwoman beneficially owned an approximately 18.1% common interest of the total outstanding common units, consisting of 5,125,394 common units held directly or indirectly through entities affiliated with her. In addition, an entity affiliated with Angeliki Frangou beneficially owned 622,296 general partnership units, representing an approximately 2.1% ownership interest in Navios Partners based on all outstanding common units and general partnership units (see Note 12 – Transactions with related parties and affiliates).